                                                                 Exhibit 10.80.3

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                               SECURITY AGREEMENT

                                    Between

                     GULF STATES TRANSMISSION SYSTEMS, INC.
                                   as Debtor

                                      and

                           NATIONSBANK OF TEXAS, N.A.
                            as Administrative Lender

                               September 17, 1997


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

                               SECURITY AGREEMENT


     SECURITY AGREEMENT (as amended, restated, or otherwise modified from time to time, this "Agreement"), dated as of September 17, 1997, made by Gulf States Transmission Systems, Inc. ("Debtor"), in favor of NationsBank of Texas, N.A., as Administrative Lender ("Administrative Lender"), and each other lender a party to the Credit Agreement described below (singly, a "Secured Party" and collectively, the "Secured Parties").


                                  BACKGROUND:

     Administrative Lender, Secured Parties and Debtor have entered into the Credit Agreement dated as of September 17, 1997 (as the same may be supplemented, amended and modified from time to time, being the "Credit Agreement"). It is the intention of the parties hereto that this Agreement create a first priority security interest securing the payment of the obligations set forth in Section 1.02. It is a condition precedent to the
                         ------------
effectiveness of the Credit Agreement that Debtor shall have executed and delivered this Agreement.


                                   AGREEMENT.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Parties to make the Advances under the Credit Agreement, Debtor hereby agrees with Administrative Lender for its benefit and the Ratable benefit of Secured Parties as follows:


ARTICLE I.  GRANT

     1.01. Assignment and Grant of Security. Debtor hereby assigns and pledges to Administrative Lender and the Secured Parties for its benefit and the benefit of Secured Parties and hereby grants to Administrative Lender and the Secured Parties for its benefit and the benefit of Secured Parties a security interest in, the entire right, title and interest of Debtor, in and to all assets of Debtor, whether now owned or hereafter acquired, including but not limited to the following ("Collateral"):

     (a) all equipment in all of its forms, wherever located, now or hereafter existing, all parts thereof and all accessions thereto, including but not limited to machinery, satellite receivers, antennas, headend electronics, furniture, motor vehicles, aircraft and rolling stock (any and all such equipment, parts and accessions being the "Equipment");

     (b) all inventory in all of its forms, wherever located, now or hereafter existing,
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including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Debtor has an interest or right as consignee), and
(iii) goods which are returned to or repossessed by Debtor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

     (c)    all accounts, accounts receivable, contract rights described on
Schedule 6 hereto, chattel paper, documents, instruments, deposit accounts,
----------
general intangibles, tax refunds and other obligations of any kind owing to Debtor, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, subleases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles and obligations including those described in Section 1.01(e)
                                                                 ---------------
herein being the "Receivables");

     (d) all other general intangibles, whether now existing or hereafter arising and wherever arising, including, but not limited to, all (i) partnership, corporate, and other interests in and to any Person, (ii) permits, licenses, consents, contract rights described on Schedule 6 hereto, franchises,
                                                 ----------
documents, certificates, records, customer lists, customer and supplier contracts, easements, variances, certifications and approvals of Tribunals, bills of lading (negotiable and non-negotiable), warehouse receipts, any claim of Debtor against any Secured Party, liquidated or unliquidated, and other rights, privileges and goodwill obtained or used in connection with any property described in this Section 1.01, and (iii) tax refunds and other refunds or
                  ------------
rights to receive payment from U. S. federal, state or local governments or foreign governments or other Tribunal;

     (e) other than the Interest Reserve Escrow Account, all bank accounts, deposit accounts, and margin accounts, maintained by Debtor with financial institutions, brokers, dealers, and all other persons or entities relating to commodities and/or securities, including all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

     (f) to the extent it is possible to create a security interest or perfect a security interest in such Collateral by filing a UCC-1 financing statement centrally, or in the case of dual filing states, centrally and at the county level, as applicable, in the states of Georgia, Florida, Alabama, Mississippi, Louisiana, Texas, North Carolina and South Carolina, all of Debtor's fixtures now existing or hereafter acquired, all substitutes and replacements therefor, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection with the fixtures on or above all real property now owned or hereafter acquired by Debtor ("Fixtures"); and

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     (g)    all substitutes and replacements for, accessions, attachments and other additions to, tools, parts, and equipment used in connection with, and all proceeds, products, and increases of, any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this Section 1.01); interest, premium, and principal payments,
                  ------------
redemption proceeds and subscription rights, and shares or other proceeds of conversions or splits of any securities in Collateral, and returned or repossessed Collateral; and, to the extent not otherwise included, all (i) payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (ii) cash and (iii) security for the payment of any of the Collateral, and all goods which gave or will give rise to any of the Collateral or are evidenced, identified, or represented therein or thereby. Notwithstanding any of the foregoing, "Collateral" shall not include the Interest Reserve Escrow Account.

     1.02. Security for Obligations. This Agreement creates a first priority security interest, securing the payment and performance of any and all obligations now or hereafter existing of Debtor, each Subsidiary and any other Person (other than Administrative Lender or any Secured Party) under the Credit Agreement and Loan Papers, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise (all such obligations of Debtor, each Subsidiary and each other Person being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Debtor, each Subsidiary or any other Person (other than Administrative Lender or any Secured Party) to Administrative Lender or any Secured Party under any Loan Paper, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving Debtor, any Subsidiary or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Debtor, any Subsidiary or any other Person under any Debtor Relief Law).

     1.03. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Lender or any Secured Party of any of the Rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither Administrative Lender nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Administrative Lender or any Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     1.04. Agreement With Respect to Collateral. Debtor and Administrative Lender, on behalf of itself and each of the Lenders party to the Credit Agreement, agree that to the extent


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that any of the Collateral may be deemed to be a Fixture as opposed to
Equipment, Inventory or any other form of Collateral that may be perfected by the filing of a UCC financing statement, it is the intention of each of these parties that such Collateral be deemed to be Equipment, Inventory or any other form of Collateral that may be perfected by the filing of a UCC financing statement and such Collateral not be deemed to be a Fixture.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

     2.01. Representations and Warranties. Debtor represents and warrants, with respect to itself and the Collateral, as follows:

     (a) All of the Equipment and Inventory pledged by Debtor hereunder is located at the places specified on Schedule 1 hereto (as supplemented from time
                                   ----------
to time by Debtor by written notice to Administrative Lender) or in transit to a place specified on Schedule 1 hereto (as supplemented from time to time by
                   ----------
Debtor by written notice to Administrative Lender) or in transit (i) for sale to a third-party purchaser that upon such sale will become the obligor under a Receivable or (ii) in the ordinary course of Debtor's business. The chief place of business and chief executive office of Debtor and the office where Debtor keeps all of its records concerning the Receivables, are located at 206 West Ninth Street, West Point, Georgia 31833. All chattel paper, promissory notes or other instruments evidencing the Receivables have been delivered and pledged to Administrative Lender duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral.

     (b) Debtor is the legal and beneficial owner of, or has valid leasehold title to, the Collateral pledged by it free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement (other than Permitted Liens). No effective financing statement or other similar document used to perfect and preserve a security interest under the Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) in respect of Permitted Liens and (ii) in favor of Administrative Lender relating to this Agreement. As of the date hereof, Debtor has the trade names set forth on Schedule 2 hereto (and no others). Debtor (including any
                   ----------
corporate or partnership predecessor) has not existed or operated under any name other than Gulf States Transmission Systems, Inc. or as stated on Schedule 2
                                                                  ----------
since the later of (i) September 17, 1987 or (ii) the date of Debtor's incorporation.

     (c) Debtor has possession and/or control of the Equipment and Inventory pledged by it hereunder.

     (d) This Agreement and the pledge of the Collateral pursuant hereto creates a valid first priority security interest in the Collateral (other than deposit accounts in financial institutions which are not Administrative Lender or a Secured Party and Permitted Liens), securing the payment of the Obligations which upon filings and other necessary actions to perfect such security interest will create a perfected, first priority security interest in such collateral, to

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the extent that such security interest can be perfected by filing a UCC financing statement.

     (e)    Except as described on Schedule 3 hereto, no consent of any other
                                   ----------
Person and no authorization, approval or other action by, and no notice to or filing with, any Tribunal is required (i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, (ii) for maintenance of the pledge, assignment and security interest created hereby or for the perfection of the pledge, assignment and security interest created hereby by filing a UCC-1 financing statement centrally, or in the case of dual filing states, centrally and at the county level, as applicable, in the states of Georgia, Florida, Alabama, Mississippi, Louisiana, Texas, North Carolina and South Carolina (including the first priority nature of such pledge, assignment and security interest except for Permitted Liens) or (iii) except as otherwise provided by law, for the exercise by Administrative Lender of the Rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except for consents, authorizations, filings, notices, actions and approvals by or with the FCC or any applicable PUC ("FCC and PUC Consents").

     (f) Debtor possesses all licenses and permits, including but not limited to all applicable certificates of occupancy, licenses and permits and all health and sanitation permits, required for the operations of its business. Schedule 4
                                                                     ----------
hereto is a complete and correct description of all of such licenses and permits.

     (g)    Schedule 5 hereto, other than with respect to the Interest Reserve
            ----------
Escrow Account, is a complete and correct list of all deposit accounts (demand, time, special or other) maintained by or in which Debtor has an interest and correctly describes the financial institution in which such account is maintained (including the specific branch), the address and ABA number of such institution, the officer of such institution having primary responsibility for Debtor's accounts, the account number and type (as supplemented from time to time by Debtor by written notice to Administrative Lender).

ARTICLE III.  COVENANTS

     3.01. Further Assurances. (a) Debtor agrees that with respect to any contract right constituting Collateral under this Agreement and with respect to the leasehold mortgages in Arab, Alabama and Columbia, South Carolina, Debtor will use its best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable Debtor to effectively grant to Secured Party such security interest under this Agreement.

     (b) Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Administrative Lender may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby in the states of Georgia, Florida, Alabama, Mississippi, Louisiana, Texas, North Carolina and South Carolina, and in such other Collateral as outlined in Section 2.16(b)

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

of the Credit Agreement, and the priority thereof, or to enable Administrative Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon written request by Administrative Lender, Debtor will: (i) mark conspicuously each chattel paper included in Receivables, and, at the request of Administrative Lender, each of its records pertaining to the Collateral with the following legend:

     THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED SEPTEMBER 17, 1997 (AS THE SAME MAY BE MODIFIED OR RESTATED) MADE BY BORROWER, IN FAVOR OF NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE LENDER

or such other legend, in form and substance satisfactory to and as specified by Administrative Lender, indicating that such chattel paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or be chattel paper, deliver and pledge to Administrative Lender hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Administrative Lender; and (iii) execute and file such financing or continuation statements, or amendments thereto in the states of Georgia, Florida, Alabama, Mississippi, Louisiana, Texas, North Carolina and South Carolina, and such other instruments or notices, as may be necessary or desirable, or as Administrative Lender may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (c) Debtor hereby authorizes Administrative Lender to file one or more financing or continuation statements, and amendments thereto in the states of Georgia, Florida, Alabama, Mississippi, Louisiana, Texas, North Carolina and South Carolina, relating to all or any part of the Collateral without the signature of Debtor where permitted by Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.

     (d) Debtor will furnish to Administrative Lender from time to time statements and schedules (including Schedules to this Agreement) further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Lender may reasonably request, all in reasonable detail. Debtor will promptly furnish to Administrative Lender a copy of each new or renewal, restatement or modification of any agreement included in Collateral or otherwise described in Section 1.01 herein.
                                     ------------

     (e) Other than with respect to the Interest Reserve Escrow Account, Debtor shall not establish or maintain any deposit or similar bank account not listed on Schedule 5 hereto unless Administrative Lender receives prior written
          ----------
notice thereof, Debtor executes and delivers to Administrative Lender assignments of such account in such form as Administrative Lender may request and the financial institution in which such account will be maintained delivers to Administrative Lender acknowledgments of the assignment of such account in form and

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substance satisfactory to Administrative Lender.

     (f) In addition to such other information as shall be specifically provided for herein, Debtor shall permit such site visitations and inspections and furnish to Administrative Lender such other information with respect to the Collateral as Administrative Lender may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest or the Collateral as provided pursuant to the terms of the Credit Agreement.

     (g) Debtor shall not amend, waive or consent to any deviation from any term or provision of any documentation or agreements relating to the Senior Notes.

     3.02.  Equipment, Fixtures and Inventory.

     (a) Debtor shall keep the Equipment, Fixtures and Inventory pledged by it hereunder (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 2.01(a) herein or, upon thirty days'
                                 ---------------
prior written notice to Administrative Lender, at such other places in such jurisdiction where all action required by Section 3.01 herein shall have been
                                          ------------
taken with respect to the Equipment and Inventory.

     (b) Debtor shall maintain or cause to be maintained all their material Properties necessary to the conduct of their business (whether owned or held under lease) in reasonably good repair, working order and condition, taken as a whole, and from time to time make or cause to be made all appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

     (c) The Debtor shall pay and discharge all Taxes, assessments and governmental charges or levies imposed upon it or its income or Properties prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of their Properties, except those Taxes, assessments and charges contested by the Debtor diligently in good faith, and for which adequate reserves have been established in accordance with GAAP. The Debtor shall timely file all information returns required by federal, state or local Tax authorities.

     3.03. Insurance. Debtor shall maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability, but in no event less than the amount and types insured as of the Closing Date; provided, however, the Debtor may self-insure its outside plant physical facilities, consisting of the fiber optic cable network. Debtor shall promptly furnish to Administrative Lender evidence of such insurance in form and content satisfactory to Administrative Lender. If Debtor fails to perform or observe any applicable covenants as to insurance on any of such Collateral, Administrative Lender may at its own option obtain insurance on only Administrative Lender's interest in such Collateral, any premium thereby paid by Administrative Lender to

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

become part of the Obligations, bear interest as provided in the Credit Agreement. In the event Administrative Lender maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Administrative Lender in accordance with any notice delivered to Debtor by Administrative Lender. Debtor hereby grants Administrative Lender a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Administrative Lender and in all proceeds of such insurance and hereby appoints Administrative Lender its attorney-in-fact to endorse any check or draft that may be payable to Debtor in order to collect such refunds or proceeds. Any such sums collected by Administrative Lender shall be credited, except to the extent applied to the purchase by Administrative Lender of similar insurance, to any amounts then owing on the Obligations in accordance with the Credit Agreement.

     3.04. Place of Perfection; Records; Collection of Receivables, chattel paper and Instruments.

     (a) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper (until delivered to Administrative Lender), at the location therefor specified in Section 2.01(a) herein or at such other
                                      ---------------
location in the State of Georgia as Debtor shall have given written notice thereof to Administrative Lender no later than thirty days prior to the moving thereto. Debtor will hold and preserve such records and chattel paper and will permit representatives of Administrative Lender to inspect and make abstracts from and copies of such records and chattel paper as provided in the Credit Agreement. Debtor shall deliver to Administrative Lender all Instruments to be held by Administrative Lender as collateral.

     (b)    Except as otherwise provided in this Section 3.04(b), Debtor shall
                                                 ---------------
continue to collect, at its own expense, all amounts due or to become due Debtor under the Receivables, chattel paper and Instruments. In connection with such collections, Debtor may take (and, at Administrative Lender's direction, shall take) such action as Debtor or Administrative Lender may deem reasonably necessary or advisable to enforce collection of the Receivables, chattel paper and Instruments; provided, however, that Administrative Lender shall have the
                 --------  -------
right (upon an Event of Default which is continuing) (without notice to Debtor) to notify the account debtors or obligors under any Receivables, chattel paper and Instruments of the assignment of such Receivables, chattel paper and Instruments to Administrative Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Administrative Lender and, at the expense of Debtor, to enforce collection of any such Receivables, chattel paper and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. Upon and after the occurrence of a Default or Event of Default that is continuing, all amounts and proceeds (including Instruments) received by Debtor in respect of the Receivables, chattel paper and Instruments shall be received in trust for the benefit of Administrative Lender hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Administrative Lender in the same form as so received (with any necessary indorsement) to be

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

held as cash collateral and either (a) released to Debtor so long as no Default or Event of Default shall have occurred and be continuing or (b) if any Default or Event of Default shall have occurred and be continuing, applied as provided herein. Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, chattel paper or Instrument, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     3.05. Transfers and Other Liens. Debtor shall not (a) sell, assign (by operation of Law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement, or (b) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement (and except as provided for in Section 8.03 of the Credit Agreement).
       ------------

     3.06. Administrative Lender Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Administrative Lender Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise to take any action and to execute any instrument which Administrative Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (provided that the actions listed in each clause below other than the obtainment and adjustment of insurance may only be taken or exercised after the occurrence of an Event of Default which is continuing):

     (a) to obtain and adjust insurance required to be paid to Administrative Lender pursuant to Section 3.03 herein,
                   ------------

     (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

     (c) to endorse and collect any drafts or other Instruments, documents and chattel paper, and

     (d) to file any claims or take any action or institute any proceedings which Administrative Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Administrative Lender with respect to any of the Collateral. UPON AND AFTER THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT THAT IS CONTINUING, DEBTOR HEREBY IRREVOCABLY GRANTS TO ADMINISTRATIVE LENDER DEBTOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS ADMINISTRATIVE LENDER DEBTOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR

THEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.


ARTICLE IV.  RIGHTS AND POWERS OF ADMINISTRATIVE LENDER

     4.01. Administrative Lender May Perform. If Debtor fails to perform any agreement contained herein, Administrative Lender may itself perform, or cause performance of, such agreement, and the expenses of Administrative Lender incurred in connection therewith shall be payable by Debtor under Section 4.05
                                                                  ------------
herein.

     4.02. Administrative Lender's Duties. The powers conferred on Administrative Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it or any Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Administrative Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Lender accords its own property. Except as provided in this Section 4.02, Administrative Lender
                                          ------------
shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Administrative Lender, and Administrative Lender shall not be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify Debtor of any decline in the value of any Collateral.

     4.03. Remedies. If any Event of Default shall have occurred and be continuing:

     (a) Administrative Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the state in which the Collateral is located at that time (the "UCC") (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Administrative Lender forthwith, assemble all or part of the Collateral as directed by Administrative Lender and make it available to Administrative Lender at a place to be designated by Administrative Lender which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of Administrative Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Administrative Lender may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by Law, ten days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by Administrative Lender upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

     First:  To the payment of all out-of-pocket costs and expenses incurred in
     -----
     connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

     Second:  To the payment of the Obligations as provided in the Credit
     ------
     Agreement and in such order and in such manner consistent with applicable Laws as Administrative Lender in its reasonable discretion shall decide (with Debtor remaining liable for any deficiency); and

     Third:  To the extent of the balance (if any) of such proceeds, to the
     -----
     payment to Debtor or other Person legally entitled thereto.

     (c) All payments received by Debtor under or in connection with any Collateral shall be received in trust for the benefit of Administrative Lender, shall be segregated from other funds of Debtor and shall be forthwith paid over to Administrative Lender in the same form as so received (with any necessary indorsement).

     4.04. Indemnity and Expenses. (a) Debtor agrees to indemnify Administrative Lender and each Secured Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses or liabilities arising out of mere negligence of Administrative Lender or any Secured Party, except claims, losses or liabilities resulting from Administrative Lender's or any Secured Party's gross negligence or willful misconduct.

     (b) Debtor will upon demand pay to Administrative Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Administrative Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the Rights of Administrative Lender hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Any payments so made shall be a part of the Obligation, shall be payable upon demand, and shall bear interest as provided in

Article II of the Credit Agreement.
----------

     4.05. Further Approvals Required. In connection with the exercise by Administrative Lender of its rights hereunder that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Tribunals and other Persons to a transfer or assignment of Collateral, including, without limitation, the FCC and any applicable PUC. In connection with the exercise by the Administrative Lender or any other Secured Party of its rights hereunder relating to the disposition of or operation under any license issued by the FCC or any applicable PUC, or any other authorizations, agreements, permits, licenses and franchises constituting property of the Debtor, it may be necessary to obtain the prior consent or approval of the FCC or any applicable PUC, other governmental authority or other Persons to the exercise of rights with respect to the Collateral. The Debtor hereby agrees to execute, deliver and file, and hereby appoints (to the extent permitted under applicable law) the Administrative Lender as its attorney upon the occurrence and during the continuation of an Event of Default, to execute, deliver and file on the Debtor's behalf and in the Debtor's name, all applications, certificates, filings, instruments and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in the Administrative Lender's opinion, to obtain such consents or approvals. The Debtor further agrees to use its best efforts to obtain such consents or approvals upon and after the occurrence of a Default or Event of Default that is continuing. The Debtor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

ARTICLE V.  MISCELLANEOUS

     5.01. Cumulative Rights. All Rights of Administrative Lender and Secured Parties under the Loan Papers are cumulative of each other and of every other Right which Administrative Lender and Secured Parties may otherwise have at Law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more Rights shall not prejudice or impair the concurrent or subsequent exercise of other Rights.

     5.02. Modifications; Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor here from, shall in any event be effective unless the same shall be in writing and signed by Administrative Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.03. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Agreement and (ii) the expiration or termination of the obligations of Secured Party to extend credit to Debtor,
(b) be binding upon Debtor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Lender and its successors, transferees and assigns. Upon any such termination, Administrative Lender will, at Debtor's expense, execute and deliver to Debtor such documents as such Debtor shall reasonably request to evidence such termination.

     5.04.  GOVERNING LAW; WAIVER OF JURY TRIAL.

     (a) THIS AGREEMENT AND ALL OTHER LOAN PAPERS SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION AND NOT AS A LIMITATION OF SECTION 5.04, DEBTOR
                                                            ------------
AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, DEBTOR AND ADMINISTRATIVE LENDER HEREBY WAIVE ANY RIGHT THAT EITHER MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     (b) DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. DEBTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO DEBTOR AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL. NOTHING IN THIS SECTION 5.04
                                                                    ------------
SHALL AFFECT THE RIGHT OF ADMINISTRATIVE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     5.05. Administrative Lender's Right to Use Agents. Administrative Lender may exercise its Rights under this Agreement through an agent or other designee.

     5.06. No Interference, Compensation or Expense. Administrative Lender may exercise its Rights under this Agreement (a) without resistance or interference by Debtor and (b) without payment of any rent, license fee or compensation of any kind to Debtor.

     5.07. Waiver. Should any part of the Obligations be payable in installments, the acceptance by Administrative Lender or any Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver be deemed to be a continuing waiver. No delay or omission by Administrative Lender or any Secured Party in exercising any Right hereunder, or under any other Loan Papers, shall impair any such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right of Administrative Lender or any Secured Party hereunder or under such other agreements.

     5.08. Waivers by Debtor. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any Subsidiary, notice of any Default or Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Parties, in its or their discretion, without notice to Debtor. Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should Administrative Lender elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH ADMINISTRATIVE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER and (c) all rights of redemption, appraisal or valuation.

     5.09. Other Parties and Other Collateral. No renewal, increase, or extension of or any other indulgence with respect to, the Obligations or any part thereof, no release, exchange, or taking of any security, no release of any Person (including any Subsidiary, maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, no delay or omission or lack of diligence or care in exercising any Right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement, and no other circumstance or event which might constitute a defense available to or discharge of Debtor, any Subsidiary or any other Person, shall in any manner impair or affect the Rights of Administrative Lender or any Secured Party hereunder, under any other Loan Papers, at Law, or in equity. Neither Administrative Lender nor any Secured Party need file suit or assert a claim for personal judgment against any Person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any Right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that neither Administrative Lender nor any Secured Party shall have any duty or obligation to Debtor to apply any such other security or proceeds thereof to the Obligations. Debtor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against Debtor, any Subsidiary or others, whether arising pursuant to Section
34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, or Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     5.10.  Notices and Deliveries.

     (a) Manner of Delivery. All notices, communications and materials to be given or delivered pursuant to this Agreement shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing. All written notices, communications and materials shall be sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or delivered by hand. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent Administrative Lender or Debtor has acted in reliance on such telephonic notice.


     (b) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers as provided in the Credit Agreement or at such other address or, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

     (c) Effectiveness. Each notice, communication and any material to be given or delivered to Administrative Lender or Debtor pursuant to this Agreement shall be effective or deemed delivered or furnished (i) if sent by mail, on the fifth day after such notice, communication or material is deposited in the mail, addressed as above provided, (ii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 5.10 and the appropriate receipt is received or
                       ------------
otherwise acknowledged, (iii) if sent by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided, and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered except that notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be effective until received.

     5.11. Parties Bound. This Agreement shall be binding on Debtor and its successors, assigns, and other legal representatives, and shall inure to the benefit of Administrative Lender and Secured Parties, and their respective successors and assigns; provided, however, that Debtor may not assign its Rights
                        --------  -------
or obligations hereunder without the prior written consent of

Administrative Lender. The Rights, powers, and interests held by Administrative Lender and Secured Parties hereunder may be transferred or assigned, in whole or in part, in accordance with the Credit Agreement.

     5.12. Definitions. Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Credit Agreement. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the Uniform Commercial Code apply to words and phrases in this Agreement. "Debtor" and includes, without limitation, such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any Law.

     5.13. Severability. If any provision of any Loan Paper is held to be illegal, invalid, or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, the appropriate Loan Paper shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of such Loan Paper a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     5.14. Control. Notwithstanding anything herein to the contrary, this Agreement and the transactions contemplated hereby do not and shall not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership by Administrative Lender or any Secured Party of Debtor or any issuer of the Collateral, or control, affirmative or negative, direct or indirect, by Administrative Lender or any Secured Party over the management or any aspect of the day-to-day operation of Debtor or any such issuer, which control remains in Debtor, each such issuer, and their respective boards of directors, partners and officers (as appropriate); provided, however, that if Administrative Lender or any Secured Party becomes
--------  -------
the owner of any partnership interest, or other equity or ownership interest in any Issuer whether through foreclosure or otherwise, it shall be entitled to exercise such legal Rights as it may have by being an owner of such partnership interest or other equity or ownership interest.

     5.15. Loan Paper. This Agreement is a Loan Paper executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     5.16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     5.17.  ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT, TOGETHER

WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


================================================================================
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================================================================================

     IN WITNESS WHEREOF, Debtor and Administrative Lender have caused this Agreement to be duly executed and delivered as of the date first above written.


                              GULF STATES TRANSMISSION SYSTEMS, INC.



                              By:       /s/ Douglas A. Shumate
                                 -----------------------------------
                              Name:     Douglas A. Shumate
                              Title:    Senior Vice President -- Chief
                                        Financial Officer



                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Lender



                              By: /s/ Keith M. Wilson
                                 -----------------------------------
                              Name:   Keith M. Wilson
                              Title:  Vice President


================================================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

    Security Agreement Between Gulf States Transmission Systems, Inc., as
       Pledgor and NationsBank of Texas, N.A., as Administrative Lender

                Schedule 1  Locations of Equipment and Inventory

                            Offices and Other Sites
                            -----------------------


Georgia
-------

Street Address:    206 West 9th Street
City: West Point State/Province: GA Zip/Postal Code: 31833

                                   POP Sites
                                   ---------

    City                          Address                         ZIP
    ----                          -------                         ---
Alabama
-------

Birmingham                  600 North 18 Street                  35291
                            Medical Forum Bldg
Leeds                           Highway 119
Pell City                     Cogswell Avenue
Tuscaloosa                    2200 4th Street                    35401
Tuscaloosa                  415 Hackberry Lane                   35487
                        Gordan Palmer Hall Bldg 168

Georgia
-------

Atlanta                      55 Park Place, NE                   30303
                                 Suite 360
Gainesville              340 Jesse Jewell Parkway                30501

Louisiana
---------

Monroe                        117 Hart Street                    71207
Shreveport                      724 McNeil                       71130
                           2nd Floor, Suite 200
Shreveport              400 Travis St., Suite 2010               71101


Mississippi
-----------
Gulfport                      2221 17th Street
Hattiesburg                  100 Brunie Street                    39401
Jackson                 248 East Capitol, Suite 939
Jackson                       200 East Capitol
Jackson                     308 E. Pearl Street                   39215
McComb                   2156 Summit-Homeville Road               39648
                             1st Floor, Room 1
Meridian                      2401 11th Street                    39301
                         Mississippi Power Building
Vicksburg                    1715 Cherry Street                   39180

Texas
-----

Longview              119 West Tyler Street, Suite 137
                              Atrium Building


    Security Agreement Between Gulf States Transmission Systems, Inc., as
       Pledgor and NationsBank of Texas, N.A., as Administrative Lender

                            Schedule 2  Trade Names

GULFSTATES FIBERNET
GULF STATES FIBERNET

    Security Agreement Between Gulf States Transmission Systems, Inc., as
       Pledgor and NationsBank of Texas, N.A., as Administrative Lender

           Schedule 3   Third Party Agreements, Waivers, and Consents

Assignments, waivers, and/or consents for the following agreements will be provided on a best efforts basis after closing:

Fiber System Lease Agreement dated January 30, 1996 with CSW Communications

Fixed Fee Agreement for the Exchange of Use and Maintenance of Fiber Optic Fibers with ALLTEL

Revised and Restated Fiber Optic Agreement with Southern Development and Investment Group (The MPX Agreement)

Operating Agreement with Kansas City Southern Railway

Fiber Optic Facility Lease Agreement with Southern Telecom 1. Inc.

Operating Agreement with Illinois Central Railroad Company

    Security Agreement Between Gulf States Transmission Systems, Inc., as
       Pledgor and NationsBank of Texas, N.A., as Administrative Lender

                       Schedule 4 -- Licenses and Permits

Nothing to Schedule

 Security Agreement Between Gulf States Transmission Systems, Inc., as Pledgor and NationsBank of Texas, N.A., as Administrative Lender

                          Schedule 5 -- Bank Accounts

Gulf States
-----------
Fibernet                                                        Account Name          Account Number            Type of Account
--------                                                        ------------          --------------            ---------------
Bank:                        First National Bank          Gulf States Fibernet           218-640                 General Account
Branch:                      West Point
Delivery Address:            West 10th Street             Gulf States Fibernet           708-657                Investment Account
                             West Point, GA   31833
ABA #:                       061109487
Contact Person:              Debbie Wilbanks
Telephone :                  (706) 645-6206


Bank:                        Nations Bank, N.A. (South)   Gulf States Fibernet         01020011102               Revenue Account
Branch:                      Atlanta, 000000012
Delivery Address:            600 Peachtree Street N.E.    Gulf States Fibernet          5000000272              Securities Revenue
                             GA1-006-12-22
                             Atlanta, GA 30308
ABA #:                       061000052
Contact Person:              Alison Adams
Telephone :                  (800) 634-0376

     Security Agreement Between Gulf States Transmission Systems, Inc., as
       Pledgor and NationsBank of Texas, N.A., as Administrative Lender

                 Schedule 6 - Agreements Pledged as Collateral

Collateral assignments are made subject to receiving consent (where required) after closing on a best-efforts basis:

Fiber System Lease Agreement with CSW Communications

Fixed Fee Agreement for the Exchange of Use and Maintenance of Fiber Optic Fibers with ALLTEL

Revised and Restated Fiber Optic Agreement with Southern Development and Investment Group (The MPX Agreement)

Operating Agreement with Kansas City Southern Railway

Fiber Optic Facility Lease Agreement with Southern Telecom 1, Inc.

Operating Agreement with Illinois Central Railroad Company